Exhibit 99.1

AUDIT COMMITTEE CHARTER

(Amended and Restated Effective June 10, 2020)

I. PURPOSE

The primary purposes of the Audit Committee (“Committee”) are to assist the Board of Directors (“Board”) of PetMed Express, Inc. (the “Company”) in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others; (iv) the Company's compliance with legal and regulatory requirements; (v) the qualifications, independence and performance of the Company's independent auditors; and (vi) risk assessment and management. Consistent with these functions, the Committee shall encourage continuous improvement of, and foster adherence to, the Company's policies, procedures, and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Company’s management (“Management”) and the independent auditors.

II. ORGANIZATION

The Committee shall be comprised of three or more directors as determined by the Board. Each member of the Committee shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”) and any other rules and regulations promulgated by the Securities and Exchange Commission (the "SEC”), and The NASDAQ Stock Market (“NASDAQ”). At least one member of the Committee shall be an “audit committee financial expert,” as defined by the rules and regulation of the SEC.

Members shall not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee.

Committee members shall be appointed and removed by the Board. A member shall serve until either: (i) their successor is appointed; (ii) until their resignation from the Committee; (iii) until their position on the Committee is eliminated due to a reduction in the size of the Committee; (iv) until they are removed from the Committee; (v) until their death; or (vi) until their service on the Board terminates. A majority of the members shall constitute a quorum sufficient for the taking of any action by the Committee. The Committee's chairperson shall be designated by the full Board.

The Committee may form and delegate authority to subcommittees when appropriate.

III. MEETINGS AND REPORTS

The Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee chairperson, in consultation with the other members of the Committee, shall set the dates, times and places of such meetings. The Committee chairperson or any other member of the Committee may call additional meetings of the Committee by notice in accordance with the Company's Bylaws. The Committee shall require members of Management, the independent auditors, and others to attend meetings and to provide pertinent information, as necessary. The Committee may exclude from all or a portion of its meetings any person it deems appropriate in order to carry out its responsibilities. As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

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The Committee shall report its activities to the Board on a regular basis, generally at the next succeeding meeting of the Board following a meeting of the Committee. The chairperson of the Committee shall chair meetings of the Committee, set agendas for meetings, and determine the Committee's information needs. In the absence of the Committee chairperson at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

Members of the Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the chairperson of the Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting shall be kept and distributed to the entire Board. The Committee shall cause such minutes and copies of written consents to be filed with the minutes of the meetings of the Board.

The affirmative vote of a majority of the members of the Committee present at the time of such vote shall be required to approve any action of the Committee. Subject to any applicable law or regulation, or the requirements of NASDAQ, any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed (electronic communication acceptable) by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Committee.

IV. RESPONSIBILITIES AND DUTIES

In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities.

To carry out its purposes, the Committee shall have the following duties and responsibilities, in addition to any similar matters which may be referred to the Committee from time to time by the Board or which the Committee raises on its own initiative that shall further its purposes:

With respect to the independent auditors:

1.

Be directly responsible for the appointment (and termination), compensation approval, evaluation and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2.	Review the audit plan, scope, and timing.
3.

Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors, (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Act , and (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in the Company’s periodic reports filed under the Act with respect to non-audit services.

4.	Evaluate the performance of the Company's independent auditors on at least an annual basis.
5.

On an annual and quarterly basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

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6.

At least annually, obtain and review an annual report from the independent auditors, in order to evaluate the independent auditors’ continued qualification and performance, describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

7.

Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

8.	Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Act.
9.	Review, based upon the recommendation of the independent auditors and Management, the scope and plan of the work to be done by the independent auditors for each fiscal year.

With respect to financial statements:

10.

Review and discuss with Management and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations") and the independent auditors' review of the quarterly financial statements prior to submission to shareholders, any governmental body, any stock exchange or the public.

11.

Review and discuss with Management and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations") and the independent auditors’ review of the annual audited financial statements prior to submission to shareholders, any governmental body, any stock exchange, or the public.

12.

Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended, relating to the conduct of the audit, and all other applicable communications with the auditors.

13.

Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q for filing with the SEC.

14.

Prepare the annual Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Periodic and Annual Reviews:

15.

Periodically review separately with each of Management and independent auditors (i) any significant disagreement between Management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management's response to each.

16.

Oversee the Company’s financial reporting activities and accounting standards and principles and the key accounting decisions affecting the Company’s financial statements. Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

17.

Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices, including internal control over financial reporting, as suggested by the independent auditors or Management. Review with the independent auditors and Management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, including internal control over financial reporting, as approved by the Committee, have been implemented.

18.

Review with Management, the independent auditors, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

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19.

Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

Discussions with Management:

20.

Review and discuss with Management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

21.

Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

22.

Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.

23.

Review and discuss with Management (i) the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its Code of Business Conduct and Ethics and conduct for directors, officers and employees.

24.	Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.
25.

Obtain explanations from Management for unusual variances in the Company's annual and quarterly financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

With respect to the internal audit function and internal controls:

26.

In consultation with the independent auditors and Management, (a) review the quality and adequacy of the Company's internal control structure and systems, disclosure controls and procedures, and accounting procedures, and (b) the procedures designed to ensure compliance with laws and regulations.

27.

Review the internal control report prepared by Management, including Management’s assessment of the effectiveness of the Company’s internal control over financial reporting, in connection with the certifications by the Chief Executive Officer and Chief Financial Officer for the annual or quarterly reports of the Company required by Section 404 of the Sarbanes-Oxley Act of 2002.

28.

Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Risk oversight:

29.

The Committee shall assist the Board in overseeing the risk management of the Company, including financial and enterprise risk, legal and regulatory compliance, antifraud and cybersecurity, provided that the Board may, in its discretion, exercise direct oversight with respect to any such matters. The Committee shall review and discuss with Management the risks faced by the Company and the policies, guidelines, and process by which Management assesses and manages the Company’s risks and the steps management has taken to monitor and control such exposures,

Other:

30.	Review and approve all related party transactions in accordance with the Related Party Transaction Policies and Procedures.
31.

Interpret and administer the Code of Business Conduct and Ethics (“Code”), including review and investigate complaints received by the Committee pursuant to reporting of violations of the Code, oversee all complaints with respect to compliance with the Code by directors and senior management, and enforce the Code through appropriate disciplinary actions with approval of the Board.

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32.

Review and approve (i) any waiver in the Company's Code of Business Conduct and Ethics provided however that waivers for directors or executive officers must be approved by the Board following approval by the Committee, and (ii) any disclosure made on Form 8-K regarding such waiver; and recommend any changes to the Code of Business Conduct and Ethics for Board approval.

33.	Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.
34.	Review any Management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.
35.	Review with Management and the independent auditors the sufficiency and quality of other financial and accounting personnel of the Company.
36.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes the Committee deems appropriate to the Board for approval.
37.	On an annual basis, evaluate the Committee's composition and conduct a performance evaluation on the Committee’s effectiveness.
38.

Perform any other activities consistent with this Charter, the Company's Articles of Incorporation, as amended, Bylaws, as amended, and governing law, as the Committee or the Board deems necessary or appropriate or as expressly delegated to the Committee by the Board from time-to-time.

V. RESOURCES; USE OF ADVISORS

The Committee, in discharging its responsibilities, may conduct, direct, supervise or authorize studies of, or investigations into, any matter that the Committee deems appropriate, with full and unrestricted access to all books, records, documents, facilities and personnel of the Company. The Committee shall have the authority to retain, at the expense of the Company, independent legal, accounting, and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall approve the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting, and other consultants retained to advise the Committee. The Committee shall keep the Board advised as to the general range of anticipated expenses for outside consultants and experts.

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